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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated November 21, 1994, appearing on page 25 of The Walt Disney Company's Annual Report on Form 10-K for the year ended September 30, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                          PRICE WATERHOUSE LLP


Los Angeles, California
November 9, 1995